UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05802)

Exact name of registrant as specified in charter:	Putnam Pennsylvania Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2014

Date of reporting period:	June 1, 2013 — November 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PTEPX

Putnam Pennsylvania Tax Exempt Income Fund

Semiannual report 11|30|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Pennsylvania
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	24

Consider these risks before investing: Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that 2013 has drawn to a close, a sigh of relief may be in order. The performance of financial markets in the United States and around the world has been better than many had anticipated at the start of the year, despite challenges such as fiscal woes, political wrangling, and geopolitical conflicts.

It appears that most developed economies are in recovery. The U.S. unemployment picture is improving, and economic growth has remained positive. Europe emerged from a multi-year recession in 2013, with growth in the 17-nation eurozone turning positive for the past two calendar quarters. The Japanese government’s aggressive stimulus policies have fostered growth, while China appears to have avoided a major slowdown.

Headwinds remain, however. The positive economic news makes it more likely that the Federal Reserve will taper its $85-billion-a-month bond-buying stimulus program. The end of this unprecedented initiative may test the stability of the recovery. Meanwhile, Washington lawmakers continue to assert different visions for the long-term federal budget, and may again resort to using the debt ceiling as a political instrument, which may unsettle markets.

With uncertainties still ahead, innovative and alternative investment ideas and approaches can be quite helpful to investors. In seeking returns for our shareholders, Putnam’s investment professionals employ fundamental research, active investing, and risk management strategies, and our diverse set of products is designed to address a wide range of financial goals.

It is also important to rely on the advice of your financial advisor, who can help guide you toward your investment goals, based on your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Pennsylvania Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Pennsylvania residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Keystone State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA®
Portfolio Manager

Paul M. Drury, CFA®
Portfolio Manager

Susan A. McCormack, CFA®
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 11/30/13 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.24% ($702)
3.06% ($1,732)
5.42% ($3,070)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 11/30/13. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.06%
7.61%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2012 (May 2013).

2 Pennsylvania Tax Exempt Income Fund

Pennsylvania Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Pennsylvania Tax Exempt Income Fund

Interview with your fund’s portfolio manager

How did municipal bonds perform for the six months ended November 30, 2013?

Municipal bonds faced challenges on several fronts, but eventually experienced some relief in the fall of 2013. During the early months of the period, improving U.S. economic data raised concerns that the Federal Reserve would pare back its stimulative bond-buying program, known as quantitative easing [QE]. Consequently, interest rates rose and yield curves steepened across the fixed-income universe, despite the Fed’s efforts to reassure investors that it needed to see “real and sustainable” progress in job gains before drawing down QE. Since bond prices tend to move in the opposite direction of rates, the rise in rates hurt the performance of tax-exempt municipal securities.

Technical pressures — that is, supply-and-demand dynamics — also created a headwind. Faced with the prospect of higher interest rates, many retail investors sold their municipal bond investments. In addition, Detroit’s bankruptcy and Puerto Rico’s debt challenges added to investor fears. By September, however, the technical backdrop improved somewhat, contributing to the first positive month of performance for tax-free securities since April. Municipal bond prices rallied as demand from value-conscious retail and non-traditional, or so-called “crossover,” buyers picked up, and outflows

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Pennsylvania Tax Exempt Income Fund	5

from municipal bond funds slowed. In addition, a significant reduction in refunding activity took place across the municipal bond market given the higher rate environment. This combination of diminished supply and somewhat improved demand was beneficial for municipal bond prices for the remainder of the period.

Seeing a more uneven economic climate than it had expected, as well as the fiscal and political discord in Washington, the Fed at its mid-September meeting held off setting a timetable for scaling back QE, keeping bond purchases unchanged. Following this surprise decision, municipal bonds generally rallied and interest rates declined somewhat. The markets saw more relief in October, as lawmakers agreed to extend the U.S. borrowing authority, avoiding a possible debt default. Municipals outperformed Treasuries during October, as investors appeared to recognize the asset class’s relative value. Finally, to close the period, November brought somewhat muted municipal bond performance. Against this multi-dimensional backdrop, Putnam Pennsylvania Tax Exempt Income Fund underperformed its benchmark, the Barclays Municipal Bond Index, but outperformed the average return of its Lipper peer group.

How are you managing the risk posed by higher interest rates?

We expect continued pressure on interest rates and yield spreads as investors adjust their expectations about Fed policy. However, we believe it is unlikely that rates are going

Allocations are shown as a percentage of the fund’s net assets as of 11/30/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Pennsylvania Tax Exempt Income Fund

to suddenly spike as they did in the spring of 2013. If yields rise more than economic fundamentals seem to warrant, we may view it as an opportunity to add what we believe are attractively valued securities to the fund. To prepare for this possibility, we slightly increased our cash level in the portfolio during the period. The fund also had a slightly shorter duration, or interest-rate sensitivity, than did its Lipper peer group.

Periods of high volatility, although unpleasant for investors, may offer attractive buying opportunities. Tax-exempt yields, in our opinion, are more attractive now given this past summer’s sell-off. In fact, we have not seen yields at this level since 2011. We believe our fundamental research will help to unlock these opportunities and provide return potential. The municipal bond market is exceptionally diverse, comprising small issuers, complex instruments, and an array of market participants with varying return objectives. We believe this market dynamic may present inefficiencies that could result in attractive investment opportunities.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Pennsylvania Tax Exempt Income Fund	7

Is the default rate in the municipal bond market still low by historic standards?

Yes. For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.7 trillion municipal bond market, and they remained near this level during 2013 as well. Furthermore, we do not believe that the default rate will increase meaningfully in the near future.

In our opinion, the significance of defaults and downgrades is the headline risk that emerges from occasional isolated incidents of insolvency. For example, Puerto Rico, a self-governing American territory, was downgraded by Standard & Poor’s this past spring and by Moody’s in 2012. Puerto Rico’s debt is widely held because of its large issuance and exemption from federal and local taxes, and the considerable negative coverage of its strained economy led to a heavy sell-off. Throughout 2013, Puerto Rico’s government has taken measures in an attempt to mend its credit profile, most notably by introducing proposals for pension reform and raising tax revenues. Despite these reforms, we believe Puerto Rico’s credit is likely to remain pressured due to its struggling economy.

Also, the city of Detroit filed for Chapter 9 bankruptcy in July. Although Detroit’s filing, the largest Chapter 9 filing in history, was a large headline event, we continue to believe that Chapter 9 filings remain isolated and don’t expect a large impact on the broader municipal bond market. At the same time, we continue to monitor the legal proceedings because they have the potential to set new precedents that can influence the market.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Pennsylvania Tax Exempt Income Fund

What are credit conditions like at the state level?

Given improvements in state budget forecasts, ratings agency Moody’s, after five years of negative ratings, revised its outlook for U.S. states in August to “stable.” Credit quality at the state level remains quite high, with 30 of the 50 states holding either an Aaa or Aa1 rating, the two highest possible ratings. On balance, our outlook is for continued stabilization of states’ economies, given the improvement in employment, economic growth, and consumer confidence data — all of which have contributed to rising tax collections.

How did you position the portfolio during the period?

We identified what we considered to be improving fundamentals and still-attractive spreads in the market and sought to benefit from them. Revenue credits, which are typically issued by state and local governments to finance a specific revenue-generating project, have been an overweight position in the fund. We have also maintained an overweight exposure relative to the benchmark to municipal bonds rated Baa. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broader economy did not stall. Our overweight position in essential service revenue bonds was offset by the fund’s underweight positioning in local G.O. [general obligation] bonds — securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. In terms of sectors, relative to the fund’s Lipper universe, we favored transportation-related, higher education, utility, and health-care bonds.

Overall, this credit positioning helped the fund’s performance, but the fund’s exposure to Puerto Rico bonds was a detractor during the period. The fund’s shorter-duration interest-rate positioning benefited returns as interest rates moved higher.

What is your near-term outlook for the municipal bond market?

The past six months proved to be a volatile time for municipal bonds, and we believe market conditions remain less than robust. However, we continue to believe that municipal bonds should be part of a diversified portfolio for long-term investors seeking tax-free income.

In our view, technical factors in the market are the big wild card. Tax-exempt municipal fund outflows have put downward pressure on prices. Although we have seen some institutional crossover buyers come into the market to help support prices, we think it is unlikely that we will see volatility subside until outflows and rate volatility diminish. As I mentioned previously, the overall fundamental credit outlook of municipal bonds appears solid, in our opinion. With regard to tax policy, many issues remain unresolved, including the debt ceiling and the potential for broader tax reform — both of which could affect the value of municipal bonds.

We expect to continue to position the portfolio for modest upticks in the overall interest-rate environment, avoiding the more interest-rate-sensitive sectors of the municipal bond market to make the most of less-than-favorable market conditions. Our efforts remain focused on the pursuit of steady income, minimizing volatility, and a competitive total return for the fund.

Thank you, Thalia, for bringing us up to date.

Pennsylvania Tax Exempt Income Fund	9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

The U.S. unemployment rate has been on a steady decline as of late, recently dipping to 7% for the first time in five years. In what was the first full assessment of the nation’s jobs picture since the 16-day partial government shutdown in early October, the lower unemployment rate is a clear indicator that the U.S. economy has measurably improved since the 2008 financial crisis that rattled markets and economies worldwide. The unemployment rate peaked at 10% in October 2009, according to the Labor Department. The improving job situation also means that the Federal Reserve may be more inclined to begin winding down its $85-billion-a-month asset purchase program in the near future. The Fed’s stimulus efforts have helped keep interest rates low with the goal of fostering economic growth and lowering unemployment. The central bank has stated that it would start tapering its quantitative-easing program when it sees “real and sustainable” progress in job gains.

10	Pennsylvania Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.38%	5.20%	5.10%	5.10%	4.58%	4.58%	5.03%	4.89%	5.44%

10 years	43.72	37.97	36.56	36.56	33.20	33.20	39.86	35.31	45.80
Annual average	3.69	3.27	3.17	3.17	2.91	2.91	3.41	3.07	3.84

5 years	30.54	25.32	26.56	24.56	25.59	25.59	28.92	24.73	32.17
Annual average	5.48	4.62	4.82	4.49	4.66	4.66	5.21	4.52	5.74

3 years	10.30	5.89	8.28	5.33	7.66	7.66	9.41	5.85	10.93
Annual average	3.32	1.93	2.69	1.74	2.49	2.49	3.04	1.91	3.52

1 year	–5.41	–9.20	–6.00	–10.56	–6.14	–7.05	–5.56	–8.63	–5.19

6 months	–4.61	–8.43	–4.81	–9.50	–4.98	–5.91	–4.63	–7.73	–4.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after 8 years.

Pennsylvania Tax Exempt Income Fund	11

Fund price and distribution information For the six-month period ended 11/30/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.164397		$0.136847	$0.130124	$0.152435		$0.174751

Capital gains [2]	—		—	—	—		—

Total	$0.164397		$0.136847	$0.130124	$0.152435		$0.174751

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

5/31/13	$9.44	$9.83	$9.42	$9.44	$9.44	$9.76	$9.45

11/30/13	8.84	9.21	8.83	8.84	8.85	9.15	8.85

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.62%	3.48%	3.03%	2.88%	3.36%	3.25%	3.84%

Taxable equivalent [4]	6.60	6.34	5.52	5.25	6.12	5.92	7.00

Current 30-day SEC yield [5]	N/A	2.99	2.49	2.35	N/A	2.75	3.34

Taxable equivalent [4]	N/A	5.45	4.54	4.28	N/A	5.01	6.09

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.14% federal and state combined tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Pennsylvania Tax Exempt Income Fund

Comparative index returns For periods ended 11/30/13

		Lipper Pennsylvania
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.00%	5.47%

10 years	53.85	40.36
Annual average	4.40	3.44

5 years	35.44	34.38
Annual average	6.26	6.06

3 years	13.24	10.98
Annual average	4.23	3.53

1 year	–3.51	–5.88

6 months	–2.45	–4.69

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/13, there were 59, 57, 57, 54, 45, and 8 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.34%	5.17%	5.07%	5.07%	4.54%	4.54%	4.99%	4.85%	5.40%

10 years	42.15	36.47	35.08	35.08	31.74	31.74	38.03	33.54	44.24
Annual average	3.58	3.16	3.05	3.05	2.79	2.79	3.28	2.93	3.73

5 years	30.94	25.70	26.80	24.80	26.13	26.13	29.16	24.96	32.57
Annual average	5.54	4.68	4.86	4.53	4.75	4.75	5.25	4.56	5.80

3 years	12.12	7.64	9.94	6.94	9.56	9.56	11.08	7.47	12.89
Annual average	3.89	2.48	3.21	2.26	3.09	3.09	3.57	2.43	4.12

1 year	–4.56	–8.38	–5.26	–9.86	–5.39	–6.31	–4.92	–8.01	–4.33

6 months	–1.90	–5.83	–2.32	–7.13	–2.29	–3.25	–2.15	–5.33	–1.78

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Pennsylvania Tax Exempt Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 5/31/13	0.78%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month
period ended 11/30/13	0.78%	1.40%	1.55%	1.05%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2013, to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.82	$6.85	$7.58	$5.14	$2.70

Ending value (after expenses)	$953.90	$951.90	$950.20	$953.70	$955.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Pennsylvania Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2013, use the following calculation method. To find the value of your investment on June 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.95	$7.08	$7.84	$5.32	$2.79

Ending value (after expenses)	$1,021.16	$1,018.05	$1,017.30	$1,019.80	$1,022.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Pennsylvania Tax Exempt Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	Pennsylvania Tax Exempt Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2013, Putnam employees had approximately $427,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Pennsylvania Tax Exempt Income Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

18	Pennsylvania Tax Exempt Income Fund

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

Pennsylvania Tax Exempt Income Fund	19

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

20	Pennsylvania Tax Exempt Income Fund

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Pennsylvania Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 61, 59 and 55 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

Pennsylvania Tax Exempt Income Fund	21

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October  8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr.  Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February  27, 2014. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the

22	Pennsylvania Tax Exempt Income Fund

continuance of your fund’s sub-management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The  Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André  Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

Pennsylvania Tax Exempt Income Fund	23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Pennsylvania Tax Exempt Income Fund

The fund’s portfolio 11/30/13 (Unaudited)

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	LOC Letter of Credit
AGO Assured Guaranty, Ltd.	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	Radian Insd. Radian Group Insured
CIFG CIFG Assurance North America, Inc.	SGI Syncora Guarantee, Inc.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FRN Floating Rate Notes: the rate shown is	VRDN Variable Rate Demand Notes, which are
the current interest rate at the close of the	floating-rate securities with long-term maturities
reporting period	that carry coupons that reset and are payable upon
G.O. Bonds General Obligation Bonds	demand either daily, weekly or monthly. The rate
IF Inverse Floater	shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (97.9%)*	Rating**	Principal amount	Value

Guam (1.2%)
Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. B-1, 5s, 1/1/37	A	$750,000	$734,880

Territory of GU, Govt. Ltd. Oblig. Rev. Bonds
(Section 30), Ser. A, 5 3/4s, 12/1/34	BBB+	1,000,000	1,032,670

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba1	450,000	449,055

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5 1/2s, 10/1/40	BBB	350,000	351,351

			2,567,956
Pennsylvania (90.5%)
Allegheny Cnty., G.O. Bonds, Ser. C-72,
5 1/4s, 12/1/33	A1	2,230,000	2,307,113

Allegheny Cnty., Arpt. Auth. Rev. Bonds
(Pittsburgh Intl. Arpt.), Ser. A-1, 5s, 1/1/28	A3	1,000,000	1,050,080

Allegheny Cnty., Higher Ed. Bldg.
Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 6s, 10/15/38	Baa3	945,000	964,854
(Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	500,000	496,575
(Duquesne U.), Ser. A, 5 1/2s, 3/1/31	A2	1,000,000	1,065,600
(Duquesne U.), 5s, 3/1/33	A2	1,000,000	1,024,470
(Carnegie Mellon U.), Ser. A, 5s, 3/1/24	AA–	500,000	567,050
(Chatham U.), Ser. A, 5s, 9/1/20	BBB	1,180,000	1,254,069

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	2,000,000	2,109,760
(Children’s Hosp.), NATL, 5 3/8s, 7/1/17
(Escrowed to maturity)	A	2,010,000	2,127,002
Ser. A, 5s, 10/15/31	Aa3	1,000,000	1,020,140

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6 7/8s, 5/1/30	BB–	600,000	608,502

Allegheny Cnty., Sanitation Auth. Swr. Rev. Bonds,
FGIC, NATL, 5s, 12/1/37	A1	1,000,000	1,006,670

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A
5s, 5/1/42	Baa2	750,000	667,853
5s, 5/1/35	Baa2	500,000	457,585

Pennsylvania Tax Exempt Income Fund	25

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Beaver Cnty. Hosp. Auth. Rev. Bonds (Heritage
Valley Hlth. Syst., Inc.), 5s, 5/15/26	AA–	$1,000,000	$1,060,530

Beaver Cnty., Indl. Dev. Auth. VRDN (Elec. Co.),
Ser. B, 0.05s, 11/1/25	VMIG1	2,700,000	2,700,000

Berks Cnty., Muni. Auth. Rev. Bonds
(Reading Hosp. & Med. Ctr.), Ser. A-3,
5 1/2s, 11/1/31	AA	2,000,000	2,142,280
(Albright College), 5 3/8s, 10/1/28	Ba1	735,000	692,304

Bethel Park, School Dist. G.O. Bonds, 5.1s, 8/1/33	Aa2	1,000,000	1,083,040

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US Steel
Corp.), 6 3/4s, 6/1/26	BB–	500,000	512,065

Burrell, PA School Dist. G.O. Bonds, Ser. A, AGM,
5s, 7/15/25	A1	1,000,000	1,048,600

Butler, Area School Dist. G.O. Bonds,
5 1/4s, 10/1/26	A+	1,500,000	1,608,645

Catasauqua, Area School Dist. G.O. Bonds, AGM,
5s, 2/15/26	AA–	1,000,000	1,031,620

Centennial, School Dist., Bucks Cnty. G.O. Bonds,
Ser. A, 5s, 12/15/37	Aa2	2,000,000	2,169,940

Chester Cnty., G.O. Bonds, 5s, 11/15/32	Aaa	1,000,000	1,099,030

Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds (West Chester U. Student Hsg., LLC),
Ser. A, 5s, 8/1/45	Baa3	400,000	350,696

Crawford Cnty., Indl. Dev. Auth. Rev. Bonds
(Allegheny College), Ser. A, 6s, 11/1/31	A3	1,000,000	1,059,930

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A,
5.15s, 1/1/18	BBB+/F	730,000	773,647
(Diakon Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,860,000	1,799,569
(Dickinson College), 5s, 11/1/32	A+	1,000,000	1,036,320
(Diakon Lutheran Ministries), 5s, 1/1/27	BBB+/F	750,000	757,628

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A	1,500,000	1,629,660

Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
(Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24	A–	1,000,000	1,177,840

Delaware River Joint Toll Bridge Comm. Rev.
Bonds, Ser. A
NATL, 5s, 7/1/27	A2	1,000,000	1,062,760
5s, 7/1/22	A2	200,000	227,770

Delaware River Port Auth. PA & NJ Rev. Bonds,
Ser. D, 5s, 1/1/40	A	800,000	822,744

Delaware Valley, Regl. Fin. Auth. Rev. Bonds,
Ser. B, AMBAC, 5.7s, 7/1/27	A2	3,030,000	3,337,848

Downingtown, Area School Dist. G.O. Bonds,
Ser. AA, 5s, 11/1/28	Aaa	1,875,000	2,037,450

Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
Hosp.), Ser. A, 5s, 7/1/25	Baa2	500,000	507,585

East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds
(Student Svcs., Inc.-Millersville U.), 5s, 7/1/30	Baa3	410,000	399,615

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	A1	1,500,000	1,607,460

26	Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Economy, Muni. Auth. Swr. Rev. Bonds, AGM, 5s,
12/15/28 (Prerefunded 12/15/14)	AA–	$2,665,000	$2,795,772

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Gannon U.), Ser. A, 5 3/8s, 5/1/30	Baa2	1,000,000	1,010,470
(Mercyhurst College), 5.35s, 3/15/28	BBB	1,000,000	1,030,920

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	2,000,000	2,022,520

Geisinger, Auth. VRDN (Geisinger Hlth. Syst.),
Ser. C, 0.04s, 8/1/28	VMIG1	4,000,000	4,000,000

Gen. Auth. of South Central Rev. Bonds (York
College of PA), 5 1/2s, 11/1/31	A	750,000	792,900

Harrisburg, Wtr. Auth. Rev. Bonds,
5 1/8s, 7/15/28	BB–/P	1,000,000	852,920

Indiana Cnty., Indl. Dev. Auth. Rev. Bonds
(Student Co-op Assn., Inc.), 5s, 5/1/33	A–	1,000,000	992,590

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Lancaster Gen. Hosp.), Ser. A, 5s, 3/15/26	Aa3	1,000,000	1,048,270

Lancaster Cnty., Hosp. Auth. VRDN (Masonic
Homes), Ser. D, 0.06s, 7/1/34	A–1	1,785,000	1,785,000

Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev.
Bonds (Saint Anne’s Retirement Cmnty.,
Inc.), 5s, 4/1/27	BB+/F	1,000,000	937,850

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,051,080

Langhorne Manor Boro., Higher Edl. & Hlth. Auth.
Rev. Bonds (Woods Svcs.), 5s, 11/15/22	A–	1,015,000	1,119,586

Lehigh Cnty., Gen. Purpose Hosp. Rev.
Bonds (Lehigh Valley Hlth. Network), Ser. A,
AGM, 5s, 7/1/25	AA–	1,360,000	1,418,616

Luzerne Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (American Wtr. Co.), 5 1/2s, 12/1/39	A1	1,250,000	1,312,325

Lycoming Cnty., Auth. Rev. Bonds, 5s, 5/1/26	A	1,000,000	1,056,140

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/4s, 7/1/39	BBB+	2,000,000	2,047,700

McKeesport, Muni. Auth. Swr. Rev. Bonds,
5 3/4s, 12/15/39	A–	1,750,000	1,827,753

Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.)
5 1/8s, 1/1/37	A–	2,000,000	1,971,960
Ser. A, 5s, 1/1/32	A–	500,000	494,120

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.)
5 5/8s, 4/1/40	BBB	1,000,000	1,010,240
5 1/4s, 4/1/30	BBB	1,060,000	1,075,285

Montgomery Cnty., Indl. Auth. Resource Recvy.
Rev. Bonds (Germantown Academy), 4s, 10/1/22	BBB+	965,000	980,768

Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Montenay Resource Recvy.), Ser. A, NATL,
5 1/4s, 11/1/14	A	2,145,000	2,213,125
(Acts Retirement-Life Cmnty.), 5s, 11/15/28	BBB+	1,250,000	1,216,613

Pennsylvania Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 6 1/4s, 11/15/29	BBB+	$1,125,000	$1,177,121

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	2,250,000	2,296,620

Nazareth, Area School Dist. G.O. Bonds, Ser. A,
AGM, 5s, 2/15/28 (Prerefunded 8/15/14)	Aa3	1,525,000	1,575,966

New Wilmington, Muni. Auth. Rev. Bonds
(Westminster College), Ser. GG4, Radian Insd.,
5 1/8s, 5/1/33	A–/P	1,000,000	992,060

Northampton Cnty., Gen. Purpose Auth. Rev.
Bonds (Lehigh U.), 5 1/2s, 11/15/33	Aa2	1,500,000	1,612,920

Northampton Cnty., Hosp. Auth. Rev. Bonds (St.
Luke’s Hosp. — Bethlehem), Ser. A
5 1/2s, 8/15/40	A3	1,000,000	1,001,960
5 1/2s, 8/15/35	A3	2,000,000	2,009,680

Northeastern York, School Dist. G.O. Bonds,
SGI, 5s, 3/1/21	A+	1,035,000	1,105,670

Northhampton Cnty., Rev. Bonds (Moravian
College), 5s, 7/1/31	A–	1,000,000	1,018,820

PA Rev. Bonds (Philadelphia Biosolids Fac.),
6 1/4s, 1/1/32	Baa3	250,000	246,790

PA Cmnwlth. Fin. Auth. Rev. Bonds, Ser. B,
AGO, 5s, 6/1/31	AA–	1,500,000	1,544,955

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Amtrak), Ser. A, 5s, 11/1/32	A1	500,000	501,760

PA Econ. Dev. Fin. Auth. Poll. Control Rev. Bonds
(PPL Elec. Util. Corp ), 4s, 10/1/23	A3	1,000,000	1,026,410

PA Econ. Dev. Fin. Auth. Solid Waste Disp. Rev.
Bonds (Procter & Gamble Paper), 5 3/8s, 3/1/31	AA–	1,000,000	1,100,290

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A1	1,100,000	1,187,593

PA Hsg. Fin. Agcy. Rev. Bonds
(Single Fam. Mtge.), Ser. 108B, 4 3/4s, 10/1/28	AA+	2,000,000	2,055,160
Ser. 110A, 4 3/4s, 10/1/25	AA+	1,000,000	1,024,470

PA State G.O. Bonds, Ser. 1
5s, 11/15/30	Aa2	1,500,000	1,631,025
5s, 6/1/21	Aa2	1,750,000	2,068,168
5s, 11/15/19	Aa2	1,500,000	1,782,585

PA State Econ. Dev. Fin. Auth. Rev. Bonds
(Forum PL), 5s, 3/1/34	AA–	2,000,000	2,029,540
(Unemployment Compensation),
Ser. B, 5s, 7/1/21	Aaa	1,000,000	1,130,640

PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Colver), Ser. F, AMBAC, 5s, 12/1/15	BBB–	850,000	853,511

PA State Fin., Auth. Rev. Bonds (Penn Hills),
Ser. B, AMBAC, zero %, 12/1/27	A/P	1,000,000	488,260

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 5 7/8s, 7/1/38	Baa3	1,000,000	971,480
(Drexel U.), Ser. A, 5 1/8s, 5/1/36	A	1,000,000	1,026,920

28	Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Assn. Indpt. Colleges & U. — Gwynedd-Mercy),
Ser. GG5, Radian Insd., 5 1/8s, 5/1/32	BBB	$1,020,000	$996,785
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	1,000,000	998,480
(Thomas Jefferson U.), 5s, 3/1/40	A1	1,000,000	1,010,070
(La Salle U.), 5s, 5/1/37	BBB	500,000	487,850
(Indiana U.), Ser. A, 5s, 7/1/32	BBB+	500,000	478,970
(Thomas Jefferson U.), 5s, 3/1/32	A1	500,000	521,545
(Philadelphia U.), 5s, 6/1/30	Baa2	200,000	196,692
(U. of PA), Ser. B, 5s, 9/1/25	AA+	1,150,000	1,271,072
(Philadelphia U.), 5s, 6/1/22	Baa2	330,000	342,834

PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds (East Stroudsburg U.), 5s, 7/1/42	Baa3	700,000	622,265

PA State Higher Edl. Facs. Auth. AICUP Fin.
Program Rev. Bonds (Delaware Valley College
of Science & Agriculture), Ser. LL1
5s, 11/1/42	Baa3	500,000	440,410
5s, 11/1/27	Baa3	400,000	393,296

PA State Indl. Dev. Auth. Rev. Bonds
5 1/2s, 7/1/23	A1	1,755,000	1,942,803
U.S. Govt. Coll., 5 1/2s, 7/1/23
(Prerefunded 7/1/18)	AAA/P	245,000	292,846

PA State Pub. School Bldg. Auth. Rev. Bonds
(Richland School Dist.), FGIC, 5s, 11/15/29
(Prerefunded 11/15/14)	A	5,000,000	5,227,000
(Career Inst. of Tech.), FGIC, NATL,
5s, 11/15/28	A1	1,000,000	1,025,100
(Delaware Cnty. Cmnty. College), AGM,
5s, 10/1/27	A1	1,250,000	1,312,800
(Northampton Cnty.), Ser. B,
AMBAC, 5s, 9/1/24	A/P	3,280,000	3,303,780
(School Dist. Philadelphia), Ser. B, AGM,
4 3/4s, 6/1/30	Aa3	2,000,000	1,981,940

PA State Tpk. Comm. Rev. Bonds
(Motor License Fund), 5s, 12/1/42	A1	1,000,000	1,007,200
(Motor License Fund), Ser. A1, 5s, 12/1/38	A1	2,000,000	2,023,720
Ser. A, AMBAC, 5s, 12/1/34	A1	2,055,000	2,066,241
Ser. B, 5s, 12/1/22	A1	2,075,000	2,311,882

PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds
(2003 PA Tpk.), Ser. C, NATL, 5s, 12/1/28	AA	1,290,000	1,370,625
Ser. C, zero %, 12/1/38	AA	3,000,000	839,790

PA State U. Rev. Bonds
5s, 3/1/35	Aa2	1,000,000	1,059,220
5s, 9/1/29	Aa2	1,400,000	1,449,280

PA State, Higher Edl. Facs. Auth. Rev. Bonds
(Shippensburg U. Student Svcs.), 5s, 10/1/35	Baa3	250,000	231,813
(Temple U.), Ser. 1, 5s, 4/1/32	Aa3	500,000	522,465

Pennsbury, School Dist. G.O. Bonds, AGM, 5s,
8/1/25 (Prerefunded 8/1/14)	Aa2	2,000,000	2,063,120

Pennsylvania Tax Exempt Income Fund	29

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Philadelphia, G.O. Bonds
Ser. B, AGO, 7 1/8s, 7/15/38	AA–	$500,000	$548,550
CIFG, 5s, 8/1/23	A2	1,980,000	2,068,506

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	2,000,000	2,106,000

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Global Leadership Academy),
6 3/8s, 11/15/40	BBB–	945,000	951,530
(Master Charter School), 6s, 8/1/35	BBB+	500,000	514,300

Philadelphia, Gas Wks. Rev. Bonds
Ser. 9, 5 1/4s, 8/1/40	BBB+	1,250,000	1,251,300
Ser. A-1, AGM, 5s, 9/1/26	AA–	2,000,000	2,018,140

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst. Oblig. Group)
7 1/4s, 7/1/18 (In default) †	D/P	2,299,601	2,875
6 5/8s, 7/1/21 (In default) †	D/P	679,545	849

Philadelphia, Hosp. & Higher Edl. Fac. Auth. VRDN
(Children’s Hosp. of PA), Ser. B, 0.05s, 7/1/25	VMIG1	2,160,000	2,160,000

Philadelphia, Redev. Auth. Rev. Bonds
(Transformation Initiative), 5s, 4/15/26	A2	1,000,000	1,052,280

Philadelphia, School Dist. G.O. Bonds, Ser. A,
AMBAC, 5s, 8/1/22	Aa3	1,000,000	1,035,210

Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	1,250,000	1,378,213

Reading, G.O. Bonds, AGM, 5s, 11/1/29	A2	2,000,000	2,037,780

Snyder Cnty., Higher Ed. Auth. Rev. Bonds
(Susquehanna U.), 5s, 1/1/38	A2	1,000,000	1,009,320

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A
6 1/2s, 1/1/38	Baa3	575,000	612,076
5s, 1/1/27	Baa3	350,000	352,527

U. of Pittsburgh of the Cmnwlth. Sys. of Higher
Ed. Rev. Bonds, Ser. B, 5s, 9/15/28	Aa1	1,600,000	1,743,696

Upper Moreland Twp., School Dist. G.O. Bonds,
AGO, 5s, 9/1/28	Aa2	1,635,000	1,763,675

Washington Cnty., Hosp. Auth. Rev. Bonds
(WA Hosp.), AMBAC, 5 1/2s, 7/1/17	Baa2	1,200,000	1,312,464

Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
8 1/2s, 1/1/29	B/P	238,000	236,577

West Mifflin, Area School Dist. G.O. Bonds, AGM,
5 1/8s, 4/1/31	AA–	1,500,000	1,584,750

West York, School Dist. G.O. Bonds, 5s, 4/1/22	AA–	1,215,000	1,384,152

Wilkes-Barre, Fin. Auth. Rev. Bonds
(U. of Scranton), 5s, 11/1/40	A	1,000,000	1,008,090
(U. of Scranton), 5s, 11/1/35	A	1,000,000	1,015,120
(Wilkes U.), 5s, 3/1/22	BBB	625,000	640,919

			187,569,589

30	Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.9%)* cont.	Rating**	Principal amount	Value

Puerto Rico (5.4%)
Children’s Trust Fund Tobacco Settlement
(The) Rev. Bonds
5 1/2s, 5/15/39	Baa3	$1,760,000	$1,552,232
5 3/8s, 5/15/33	BBB	705,000	659,401

Cmnwlth. of PR, G.O. Bonds, Ser. A, FGIC,
5 1/2s, 7/1/21	Baa3	1,000,000	809,230

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev.
Bonds, Ser. A, 6s, 7/1/38	Ba1	1,000,000	722,390

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. A, 5s, 7/1/42	BBB	1,250,000	850,550
Ser. WW, 5s, 7/1/28	BBB	500,000	360,925
Ser. TT, 5s, 7/1/27	BBB	650,000	472,121

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. AA
NATL, 5 1/2s, 7/1/18	A	65,000	62,683
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/18
(Escrowed to maturity)	Baa1	1,435,000	1,713,821

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
FRN, Ser. AA-2, 5.3s, 7/1/35	BBB+	350,000	266,452

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A+	3,150,000	2,536,979
Ser. C, 5 1/4s, 8/1/41	A+	950,000	699,485
Ser. C, 5 1/4s, 8/1/40	AA–	500,000	419,070
Ser. A, NATL, zero %, 8/1/43	AA–	1,000,000	136,050

			11,261,389
Virgin Islands (0.7%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	400,000	403,672
Ser. A-1, 5s, 10/1/39	Baa2	600,000	575,604
Ser. A, 5s, 10/1/25	Baa2	450,000	473,318

			1,452,594

TOTAL INVESTMENTS

Total investments (cost $202,409,012)			$202,851,528

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2013 through November 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $207,178,265.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

Pennsylvania Tax Exempt Income Fund	31

† Non-income-producing security.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	19.2%
Local debt	17.9
Health care	17.7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$202,851,528	$—

Totals by level	$—	$202,851,528	$—

The accompanying notes are an integral part of these financial statements.

32	Pennsylvania Tax Exempt Income Fund

Statement of assets and liabilities 11/30/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $202,409,012)	$202,851,528

Cash	3,482,880

Interest and other receivables	2,740,002

Receivable for shares of the fund sold	27,477

Total assets	209,101,887

LIABILITIES

Payable for shares of the fund repurchased	1,520,527

Payable for compensation of Manager (Note 2)	74,905

Payable for custodian fees (Note 2)	3,066

Payable for investor servicing fees (Note 2)	17,511

Payable for Trustee compensation and expenses (Note 2)	83,337

Payable for administrative services (Note 2)	394

Payable for distribution fees (Note 2)	91,400

Distributions payable to shareholders	88,271

Other accrued expenses	44,211

Total liabilities	1,923,622

Net assets	$207,178,265

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$210,877,512

Distributions in excess of net investment income (Note 1)	(179,611)

Accumulated net realized loss on investments (Note 1)	(3,962,152)

Net unrealized appreciation of investments	442,516

Total — Representing net assets applicable to capital shares outstanding	$207,178,265

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($164,673,855 divided by 18,628,898 shares)	$8.84

Offering price per class A share (100/96.00 of $8.84)*	$9.21

Net asset value and offering price per class B share ($5,526,633 divided by 626,161 shares)**	$8.83

Net asset value and offering price per class C share ($26,189,433 divided by 2,961,587 shares)**	$8.84

Net asset value and redemption price per class M share ($4,004,620 divided by 452,661 shares)	$8.85

Offering price per class M share (100/96.75 of $8.85)†	$9.15

Net asset value, offering price and redemption price per class Y share
($6,783,724 divided by 766,588 shares)	$8.85

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Pennsylvania Tax Exempt Income Fund	33

Statement of operations Six months ended 11/30/13 (Unaudited)

INTEREST INCOME	$4,955,096

EXPENSES

Compensation of Manager (Note 2)	$483,430

Investor servicing fees (Note 2)	54,226

Custodian fees (Note 2)	4,154

Trustee compensation and expenses (Note 2)	8,549

Distribution fees (Note 2)	381,608

Administrative services (Note 2)	2,391

Other	54,982

Total expenses	989,340

Expense reduction (Note 2)	(657)

Net expenses	988,683

Net investment income	3,966,413

Net realized loss on investments (Notes 1 and 3)	(2,218,099)

Net realized loss on swap contracts (Note 1)	(213,114)

Net realized loss on futures contracts (Note 1)	(13,506)

Net unrealized depreciation of investments during the period	(12,839,290)

Net loss on investments	(15,284,009)

Net decrease in net assets resulting from operations	$(11,317,596)

The accompanying notes are an integral part of these financial statements.

34	Pennsylvania Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 11/30/13*	Year ended 5/31/13

Operations:
Net investment income	$3,966,413	$8,493,047

Net realized gain (loss) on investments	(2,444,719)	239,435

Net unrealized depreciation of investments	(12,839,290)	(1,333,314)

Net increase (decrease) in net assets resulting
from operations	(11,317,596)	7,399,168

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(14,566)

Class B	—	(526)

Class C	—	(2,332)

Class M	—	(323)

Class Y	—	(536)

From tax-exempt net investment income
Class A	(3,189,492)	(6,950,874)

Class B	(95,630)	(208,903)

Class C	(421,463)	(864,316)

Class M	(71,141)	(139,736)

Class Y	(167,123)	(286,124)

Increase (decrease) from capital share transactions (Note 4)	(23,088,072)	4,406,607

Total increase (decrease) in net assets	(38,350,517)	3,337,539

NET ASSETS

Beginning of period	245,528,782	242,191,243

End of period (including distributions in excess of net
investment income of $179,611 and $201,175, respectively)	$207,178,265	$245,528,782

* Unaudited

The accompanying notes are an integral part of these financial statements.

Pennsylvania Tax Exempt Income Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
November 30, 2013 **	$9.44	.16	(.60)	(.44)	(.16)	(.16)	—	—	$8.84	(4.61) *	$164,674	.39 *	1.86 *	6 *
May 31, 2013	9.48	.34	(.04)	.30	(.34)	(.34)	—	—	9.44	3.14	191,752.78		3.52	6
May 31, 2012	8.88	.36	.60	.96	(.36)	(.36)	—	— [c,d]	9.48	10.99	196,747.79		3.87	5
May 31, 2011	9.10	.37	(.22)	.15	(.37)	(.37)	—	— [c,e]	8.88	1.67	171,516.79		4.11	13
May 31, 2010	8.73	.37	.37	.74	(.37)	(.37)	— [c]	—	9.10	8.61	171,708	.82 [f]	4.10 [f]	8
May 31, 2009	9.00	.36	(.27)	.09	(.36)	(.36)	—	—	8.73	1.23	147,104	.88 [f]	4.15 [f]	18

Class B
November 30, 2013 **	$9.42	.14	(.59)	(.45)	(.14)	(.14)	—	—	$8.83	(4.81) *	$5,527	.70 *	1.55 *	6 *
May 31, 2013	9.47	.28	(.05)	.23	(.28)	(.28)	—	—	9.42	2.40	7,041	1.40	2.90	6
May 31, 2012	8.87	.30	.60	.90	(.30)	(.30)	—	— [c,d]	9.47	10.32	7,174	1.41	3.26	5
May 31, 2011	9.09	.31	(.22)	.09	(.31)	(.31)	—	— [c,e]	8.87	1.02	7,827	1.41	3.47	13
May 31, 2010	8.72	.31	.37	.68	(.31)	(.31)	— [c]	—	9.09	7.94	11,283	1.45 [f]	3.47 [f]	8
May 31, 2009	8.99	.31	(.27)	.04	(.31)	(.31)	—	—	8.72	.59	13,175	1.51 [f]	3.51 [f]	18

Class C
November 30, 2013 **	$9.44	.13	(.60)	(.47)	(.13)	(.13)	—	—	$8.84	(4.98) *	$26,189	.78 *	1.48 *	6 *
May 31, 2013	9.48	.26	(.04)	.22	(.26)	(.26)	—	—	9.44	2.35	32,807	1.55	2.75	6
May 31, 2012	8.88	.29	.60	.89	(.29)	(.29)	—	— [c,d]	9.48	10.14	29,487	1.56	3.10	5
May 31, 2011	9.10	.30	(.22)	.08	(.30)	(.30)	—	— [c,e]	8.88	.88	22,934	1.56	3.34	13
May 31, 2010	8.73	.30	.37	.67	(.30)	(.30)	— [c]	—	9.10	7.77	20,917	1.60 [f]	3.33 [f]	8
May 31, 2009	9.00	.29	(.26)	.03	(.30)	(.30)	—	—	8.73	.45	7,574	1.66 [f]	3.41 [f]	18

Class M
November 30, 2013 **	$9.44	.15	(.59)	(.44)	(.15)	(.15)	—	—	$8.85	(4.63) *	$4,005	.53 *	1.73 *	6 *
May 31, 2013	9.48	.31	(.04)	.27	(.31)	(.31)	—	—	9.44	2.86	4,453	1.05	3.25	6
May 31, 2012	8.89	.33	.59	.92	(.33)	(.33)	—	— [c,d]	9.48	10.56	4,000	1.06	3.61	5
May 31, 2011	9.11	.35	(.23)	.12	(.34)	(.34)	—	— [c,e]	8.89	1.38	3,641	1.06	3.82	13
May 31, 2010	8.73	.34	.38	.72	(.34)	(.34)	— [c]	—	9.11	8.42	4,133	1.10 [f]	3.83 [f]	8
May 31, 2009	9.01	.34	(.28)	.06	(.34)	(.34)	—	—	8.73	.82	2,291	1.16 [f]	3.87 [f]	18

Class Y
November 30, 2013 **	$9.45	.17	(.60)	(.43)	(.17)	(.17)	—	—	$8.85	(4.50) *	$6,784	.28 *	1.98 *	6 *
May 31, 2013	9.48	.36	(.03)	.33	(.36)	(.36)	—	—	9.45	3.48	9,476.55		3.76	6
May 31, 2012	8.89	.38	.59	.97	(.38)	(.38)	—	— [c,d]	9.48	11.13	4,784.56		4.07	5
May 31, 2011	9.11	.39	(.22)	.17	(.39)	(.39)	—	— [c,e]	8.89	1.90	1,550.56		4.31	13
May 31, 2010	8.73	.39	.38	.77	(.39)	(.39)	— [c]	—	9.11	9.01	2,290	.60 [f]	4.34 [f]	8
May 31, 2009	9.00	.38	(.27)	.11	(.38)	(.38)	—	—	8.73	1.46	174	.66 [f]	4.46 [f]	18

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Pennsylvania Tax Exempt Income Fund	Pennsylvania Tax Exempt Income Fund	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011.

e Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

May 31, 2010	0.02%

May 31, 2009	0.02

Notes to financial statements 11/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2013 through November 30, 2013.

Putnam Pennsylvania Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Pennsylvania personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate-to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

38	Pennsylvania Tax Exempt Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Futures contracts The fund uses futures contracts to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage interest rate risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or

Pennsylvania Tax Exempt Income Fund	39

loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

40	Pennsylvania Tax Exempt Income Fund

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2013, the fund had a capital loss carryover of $1,452,537 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$76,136	$—	$76,136	*

761,850	—	761,850	May 31, 2017

410,182	—	410,182	May 31, 2018

204,369	—	204,369	May 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $16,222 of certain losses recognized during the period from November 1, 2012 to May 31, 2013 to its fiscal year ending May 31, 2014.

The aggregate identified cost on a tax basis is $202,314,120, resulting in gross unrealized appreciation and depreciation of $7,150,661 and $6,613,253, respectively, or net unrealized appreciation of $537,408.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new

Pennsylvania Tax Exempt Income Fund	41

management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$42,509	Class M	1,024

Class B	1,498	Class Y	2,098

Class C	7,097	Total	$54,226

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $657 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $146, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees

42	Pennsylvania Tax Exempt Income Fund

have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$200,861	Class M	10,412

Class B	25,914	Total	$381,608

Class C	144,421

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,795 and $186 from the sale of class A and class M shares, respectively, and received $2,927 and $478 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $12,963,180 and $34,525,992, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/13		Year ended 5/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	531,495	$4,780,186	2,698,713	$25,752,975

Shares issued in connection with
reinvestment of distributions	308,464	2,747,329	618,053	5,895,614

	839,959	7,527,515	3,316,766	31,648,589

Shares repurchased	(2,532,249)	(22,692,597)	(3,756,881)	(35,841,214)

Net decrease	(1,692,290)	$(15,165,082)	(440,115)	$(4,192,625)

	Six months ended 11/30/13		Year ended 5/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	11,543	$103,877	105,250	$1,000,011

Shares issued in connection with
reinvestment of distributions	9,538	84,851	19,906	189,662

	21,081	188,728	125,156	1,189,673

Shares repurchased	(141,971)	(1,271,789)	(135,999)	(1,298,488)

Net decrease	(120,890)	$(1,083,061)	(10,843)	$(108,815)

	Six months ended 11/30/13		Year ended 5/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	132,274	$1,189,026	764,153	$7,291,909

Shares issued in connection with
reinvestment of distributions	43,719	389,593	81,979	782,159

	175,993	1,578,619	846,132	8,074,068

Shares repurchased	(689,934)	(6,146,046)	(481,273)	(4,592,591)

Net increase (decrease)	(513,941)	$(4,567,427)	364,859	$3,481,477

Pennsylvania Tax Exempt Income Fund	43

	Six months ended 11/30/13		Year ended 5/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	7,862	$69,979	70,591	$674,021

Shares issued in connection with
reinvestment of distributions	7,313	65,179	13,242	126,396

	15,175	135,158	83,833	800,417

Shares repurchased	(34,051)	(300,813)	(34,034)	(324,145)

Net increase (decrease)	(18,876)	$(165,655)	49,799	$476,272

	Six months ended 11/30/13		Year ended 5/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	80,178	$714,704	625,449	$5,958,674

Shares issued in connection with
reinvestment of distributions	17,954	160,075	28,227	269,511

	98,132	874,779	653,676	6,228,185

Shares repurchased	(334,716)	(2,981,626)	(154,941)	(1,477,887)

Net increase (decrease)	(236,584)	$(2,106,847)	498,735	$4,750,298

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates a majority of its investments in the state of Pennsylvania and may be affected by economic and political developments in that state.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*

OTC total return swap contracts (notional)	$600,000

* For the reporting period, the transactions were minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total

Interest rate contracts	$(13,506)	$(213,114)	$(226,620)

Total	$(13,506)	$(213,114)	$(226,620)

44	Pennsylvania Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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U.S. POSTAGE PAID
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PERMIT NO. 600

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SA054
284868 1/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Pennsylvania Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2014